Joint Filer Information

Name:  Owl Creek I, L.P.
Address:  640 Fifth Avenue, 20th Floor, New York, N.Y. 10019
Designated Filer:  Owl Creek Asset Management, L.P.
Issuer & Ticker Symbol:  YRC Worldwide Inc. [YRCW]
Date of Event Requiring Statement:   9/16/2011

Signature:	Owl Creek I, L.P.

By: Owl Creek Advisors, LLC, its general partner
By: /s/ Jeffrey A. Altman

Name: Jeffrey A. Altman
Title: Managing Member

Name:  Owl Creek II, L.P.
Address:  640 Fifth Avenue, 20th Floor, New York, N.Y. 10019
Designated Filer:  Owl Creek Asset Management, L.P.
Issuer & Ticker Symbol:  YRC Worldwide Inc. [YRCW]
Date of Event Requiring Statement:   9/16/2011

Signature:	Owl Creek II, L.P.

By: Owl Creek Advisors, LLC, its general partner
By: /s/ Jeffrey A. Altman

Name: Jeffrey A. Altman
Title: Managing Member

Name:  Owl Creek Overseas Master Fund, Ltd.
Address:  640 Fifth Avenue, 20th Floor, New York, N.Y. 10019
Designated Filer:  Owl Creek Asset Management, L.P.
Issuer & Ticker Symbol:  YRC Worldwide Inc. [YRCW]
Date of Event Requiring Statement:   9/16/2011

Signature:	Owl Creek Overseas Master Fund, Ltd.

By: Owl Creek Asset Management, L.P., its investment manager
By: Owl Creek GP, L.L.C., its general partner

By: /s/ Jeffrey A. Altman

Name: Jeffrey A. Altman
Title: Managing Member

Name:  Owl Creek SRI Master Fund, Ltd.
Address:  640 Fifth Avenue, 20th Floor, New York, N.Y. 10019
Designated Filer:  Owl Creek Asset Management, L.P.
Issuer & Ticker Symbol:  YRC Worldwide Inc. [YRCW]
Date of Event Requiring Statement:   9/16/2011

Signature:	Owl Creek SRI Master Fund, Ltd.

By: Owl Creek Asset Management, L.P., its investment manager
By: Owl Creek GP, L.L.C., its general partner

By: /s/ Jeffrey A. Altman

Name: Jeffrey A. Altman
Title: Managing Member

Name:  Owl Creek Advisors, LLC
Address:  640 Fifth Avenue, 20th Floor, New York, N.Y. 10019
Designated Filer:  Owl Creek Asset Management, L.P.
Issuer & Ticker Symbol:  YRC Worldwide Inc. [YRCW]
Date of Event Requiring Statement:   9/16/2011

Signature:	Owl Creek Advisors, LLC

By: /s/ Jeffrey A. Altman

Name: Jeffrey A. Altman
Title: Managing Member

Name:  Jeffrey A. Altman
Address: c/o Owl Creek Asset Management, L.P., 640 Fifth Avenue, 20th Floor, New York, N.Y. 10019
Designated Filer:  Owl Creek Asset Management, L.P.
Issuer & Ticker Symbol:  YRC Worldwide Inc. [YRCW]
Date of Event Requiring Statement:   9/16/2011

Signature:	/s/ Jeffrey A. Altman
Name: Jeffrey A. Altman